SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: August 24, 1998 (Date of earliest event reported) ABN AMRO Mortgage Corporation (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1998-3) Delaware (State or other jurisdiction of organization) 333-42127-03 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 (Former name or former address, if changed since last report.) ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on July 25, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A. ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: July 25, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Megan Olson (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-Through Certificates Series 1998-3 ABN AMRO Acct: 67-7998-10-6 Statement Date: 07/25/02 Payment Date: 07/25/02 Prior Payment: 06/25/02 Record Date: 06/25/02 WAC: 7.281722% WAMM: 302 Number Of Pages Table Of Contents REMIC Certificate Report 2 Other Related Information 3 Asset Backed Facts Sheets 1 Delinquency Loan Detail Mortgage Loan Characteristics Total Pages Included In This Package 7 0 0 Modified Loan Detail Appendix A Realized Loss Detail Appendix B LaSalle Web Site www.etrustee.ne 0 0 0 0 Bloomberg User Terminal 0 0 Monthly Data File Name: ABN98003_200207 ABN AMRO Acct: 67-7998-10-6 REMIC II Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 Class A-1 53,863,388.00 13,618,300.23 1,022,903.69 00077BBZ5 1,000.000000000 252.830368376 18.990704595 Class A-2 16,343,000.00 16,343,000.00 0.00 00077BCA9 1,000.000000000 1,000.000000000 0.000000000 Class A-3 31,807,248.00 31,807,248.00 0.00 00077BCB7 1,000.000000000 1,000.000000000 0.000000000 Class A-4 131,221,234.00 30,444,030.40 1,677,562.02 00077BCC5 1,000.000000000 232.005365839 12.784226827 Class A-5 84,232,214.00 24,029,169.89 2,414,052.65 00077BCD3 1,000.000000000 285.272922899 28.659494217 Class A-6 605,297.00 605,297.00 0.00 00077BCE1 1,000.000000000 1,000.000000000 0.000000000 Class A-X 18,334,272.00 5,925,400.45 0.00 00077BCF8 1,000.000000000 323.187113517 0.000000000 Class A-P 623,756.00 463,890.43 804.77 00077BCG6 1,000.000000000 743.704958349 1.290200014 Class M 7,156,103.00 6,852,432.11 7,883.41 00077BCH4 1,000.000000000 957.564768143 1.101634507 Class B-1 2,829,158.00 2,709,102.02 3,116.70 00077BCJ0 1,000.000000000 957.564766620 1.101635186 Class B-2 1,497,789.00 1,434,229.99 1,650.02 00077BCK7 1,000.000000000 957.564777148 1.101637146 Class B-3 998,526.00 956,153.01 1,100.02 00077BCM3 1,000.000000000 957.564460014 1.101643823 Class B-4 832,105.00 796,794.41 916.68 00077BCN1 1,000.000000000 957.564742430 1.101639817 Class B-5 832,105.00 796,794.41 916.68 00077BCP6 1,000.000000000 957.564742430 1.101639817 Class R-II Compon 100.00 0.00 0.00 00077BCL5 1,000.000000000 0.000000000 0.000000000 TOTAL 332,842,023.00 130,856,441.90 5,130,906.64 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 Class A-1 0.00 0.00 12,595,396.54 00077BBZ5 0.00000000000 0.00000000000 233.839663781 Class A-2 0.00 0.00 16,343,000.00 00077BCA9 0.00000000000 0.00000000000 1,000.0000000 Class A-3 0.00 0.00 31,807,248.00 00077BCB7 0.00000000000 0.00000000000 1,000.0000000 Class A-4 0.00 0.00 28,766,468.38 00077BCC5 0.00000000000 0.00000000000 219.22113901 Class A-5 0.00 0.00 21,615,117.24 00077BCD3 0.00000000000 0.00000000000 256.6134287 Class A-6 0.00 0.00 605,297.00 00077BCE1 0.00000000000 0.00000000000 1,000.0000000 Class A-X 0.00 0.00 5,659,807.02 00077BCF8 0.00000000000 0.00000000000 308.70094129 Class A-P 0.00 0.00 463,085.66 00077BCG6 0.00000000000 0.00000000000 742.41475833 Class M 0.00 0.00 6,844,548.70 00077BCH4 0.00000000000 0.00000000000 956.46313364 Class B-1 0.00 0.00 2,705,985.32 00077BCJ0 0.00000000000 0.00000000000 956.46313143 Class B-2 0.00 0.00 1,432,579.97 00077BCK7 0.00000000000 0.00000000000 956.46314000 Class B-3 0.00 0.00 955,052.99 00077BCM3 0.00000000000 0.00000000000 956.46281619 Class B-4 0.00 0.00 795,877.73 00077BCN1 0.00000000000 0.00000000000 956.46310261 Class B-5 0.00 0.00 795,877.73 00077BCP6 0.00000000000 0.00000000000 956.46310261 Class R-II Compon 0.00 0.00 0.00 00077BCL5 0.00000000000 0.00000000000 0.0000000000 TOTAL 0.00 0.00 125,725,535.26 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) Class A-1 76,602.94 0.00 6.750000000% 00077BBZ5 1.422170845 0.000000000 Fixed Class A-2 95,334.17 0.00 7.000000000% 00077BCA9 5.833333537 0.000000000 Fixed Class A-3 178,915.77 0.00 6.750000000% 00077BCB7 5.625000000 0.000000000 Fixed Class A-4 171,247.67 0.00 6.750000000% 00077BCC5 1.305030175 0.000000000 Fixed Class A-5 135,164.08 0.00 6.750000000% 00077BCD3 1.604660184 0.000000000 Fixed Class A-6 0.00 0.00 00077BCE1 0.000000000 0.000000000 Class A-X 33,330.38 0.00 6.750000000% 00077BCF8 1.817927649 0.000000000 Fixed Class A-P 0.00 0.00 00077BCG6 0.000000000 0.000000000 Class M 38,544.93 0.00 6.750000000% 00077BCH4 5.386301734 0.000000000 Fixed Class B-1 15,238.70 0.00 6.750000000% 00077BCJ0 5.386302214 0.000000000 Fixed Class B-2 8,067.54 0.00 6.750000000% 00077BCK7 5.386299405 0.000000000 Fixed Class B-3 5,378.36 0.00 6.750000000% 00077BCM3 5.386299405 0.000000000 Fixed Class B-4 4,481.97 0.00 6.750000000% 00077BCN1 5.386303411 0.000000000 Fixed Class B-5 4,207.55 (274.42) 6.750000000% 00077BCP6 5.056513301 (0.329790111)Fixed Class R-II Compon 0.00 0.00 6.750000000% 00077BCL5 0.000000000 0.000000000 Fixed 766,514.06 (274.42) 0 Total P&I Payment 5,897,420.70 Notes: (1) N denotes notional balance not included in total. (2) Interest pai Adjustment minus Deferred Interest equals Accrual. (3) Estimated. ABN AMRO Acct: 67-7998-10-6 REMIC I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interests 332,842,023.18 130,856,442.08 5,130,906.64 None 1,000.000000000 393.148800232 15.415441208 Class R-I Compone 0.00 0.00 0.00 00077BCL5 1,000.000000000 0.000000000 0.000000000 TOTAL 332,842,023.18 130,856,442. 5,130,906 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interests 0.00 0.00 125,725,535.44 None 0.000000000 0.000000000 377.733359024 Class R-I Compone 0.00 0.00 0.00 00077BCL5 0.000000000 0.000000000 0.000000000 TOTAL 0.00 0.00 125,725,535. Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC 1 Interests 766,514.06 (274.42) 7.03172241% None 2.302936548 (0.000824475) 7.02900354% Class R-I Compone 0.00 0.00 00077BCL5 0.000000000 0.000000000 TOTAL 766,514.06 (274.42) 0.00000000% Total P&I Payment 5,897,420.70 Notes: (1) N denotes notional balance not included in total (2) Interest paid Adjustment minus Deferred Interest equals Accrual (3) Estimated. Other Related Information Accrued ReimbursemenNet Prior Certificateof Prior Prepayment Unpaid Class Interest Losses Int. ShortfallsInterest Class A-1 76,602.94 0.00 0.00 0.00 Class A-2 95,334.17 0.00 0.00 0.00 Class A-3 178,915.77 0.00 0.00 0.00 Class A-4 171,247.67 0.00 0.00 0.00 Class A-5 135,164.08 0.00 0.00 0.00 Class A-6 0.00 0.00 0.00 0.00 Class A-X 33,330.38 0.00 0.00 0.00 Class A-P 0.00 0.00 0.00 0.00 Class M 38,544.93 0.00 0.00 0.00 Class B-1 15,238.70 0.00 0.00 0.00 Class B-2 8,067.54 0.00 0.00 0.00 Class B-3 5,378.36 0.00 0.00 0.00 Class B-4 4,481.97 0.00 0.00 0.00 Class B-5 4,481.97 0.00 0.00 2,260.52 Class R-I Compone 0.00 0.00 0.00 0.00 Class R-II Compon 0.00 0.00 0.00 0.00 Total 766,788.48 0.00 0.00 2,260.52 Ending Actual Unpaid Interest Distribution Class Interest Loss of Interest Class A-1 0.00 0.00 76,602.94 Class A-2 0.00 0.00 95,334.17 Class A-3 0.00 0.00 178,915.77 Class A-4 0.00 0.00 171,247.67 Class A-5 0.00 0.00 135,164.08 Class A-6 0.00 0.00 0.00 Class A-X 0.00 0.00 33,330.38 Class A-P 0.00 0.00 0.00 Class M 0.00 0.00 38,544.93 Class B-1 0.00 0.00 15,238.70 Class B-2 0.00 0.00 8,067.54 Class B-3 0.00 0.00 5,378.36 Class B-4 0.00 0.00 4,481.97 Class B-5 2,547.66 0.00 4,207.55 Class R-I Compone 0.00 0.00 0.00 Class R-II Compon 0.00 0.00 0.00 Total 2,547.66 0.00 766,514.06 Advances Prior Outstanding Principal Interest Made by Servicer 7,987.78 56,535.49 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 7,987.78 56,535.49 Current Period Principal Interest Made by Servicer 9,871.59 53,228.94 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 9,871.59 53,228.94 Recovered Principal Interest Made by Servicer 5,342.01 29,400.53 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 5,342.01 29,400.53 Outstanding Principal Interest Made by Servicer 12,517.36 80,363.90 Made By Trustee 0.00 0.00 Made by Fiscal Agent 0.00 0.00 TOTAL 12,517.36 80,363.90 Summary of REO Properties Principal # Property Name Date of REO Balance Book Value 1 01/00/00 0.00 0.00 2 01/00/00 0.00 0.00 3 01/00/00 0.00 0.00 4 01/00/00 0.00 0.00 5 01/00/00 0.00 0.00 Date of FinaAmount Aggregate Ot # Property Name Recovery of Proceeds Rev. Collect 1 01/00/00 0.00 0.00 2 01/00/00 0.00 0.00 3 01/00/00 0.00 0.00 4 01/00/00 0.00 0.00 5 01/00/00 0.00 0.00 Summary of Repurchased, Liquidated or Disposed Loans Principal # Property Name Loan Number Balance Book Value 1 0 0.00 0.00 2 0 0.00 0.00 3 0 0.00 0.00 4 0 0.00 0.00 5 0 0.00 0.00 Date of FinaAmount Aggregate Ot # Property Name Liquidation of Proceeds Rev. Collect 1 01/00/00 0.00 0.00 2 0.00 0.00 3 0.00 0.00 4 0.00 0.00 5 0.00 0.00 Initial Coverage Remaining Amount Used Amount Special Hazard Coverage 4,824,150.00 0.004,824,150.00 Bankruptcy Coverage 132,759.00 0.00 132,759.00 Fraud Coverage FALSE 0.00 0.00 Asset-Backed Facts Delinq 1 Month Delinq 2 Months Distribution # Balance # Balance Date 07/25/02 4 1,125,198 2 484,606 01/00/00 0.98% 0.895% 0.49% 0.385% 06/25/02 5 1,297,153 0 0 01/00/00 1.18% 0.991% 0.00% 0.000% 05/28/02 5 1,235,562 2 562,425 01/00/00 1.13% 0.900% 0.45% 0.410% 04/25/02 7 1,915,038 0 0 01/00/00 1.52% 1.340% 0.00% 0.000% 03/25/02 2 511,431 1 249,704 01/00/00 0.41% 0.335% 0.20% 0.164% 02/25/02 6 1,559,139 0 0 01/00/00 1.17% 0.976% 0.00% 0.000% 01/25/02 4 1,077,392 0 0 01/00/00 0.73% 0.630% 0.00% 0.000% 12/26/01 3 787,267 0 0 01/00/00 0.50% 0.424% 0.00% 0.000% 11/26/01 2 520,967 1 221,044 01/00/00 0.31% 0.262% 0.16% 0.111% 10/25/01 2 491,857 0 0 01/00/00 0.30% 0.238% 0.00% 0.000% 09/25/01 2 529,700 1 251,107 01/00/00 0.30% 0.252% 0.15% 0.119% 08/27/01 2 494,202 1 221,715 01/00/00 0.29% 0.230% 0.14% 0.103% 07/25/01 2 473,499 0 0 01/00/00 0.28% 0.215% 0.00% 0.000% 06/25/01 3 868,586 1 271,638 01/00/00 0.41% 0.384% 0.14% 0.120% 05/25/01 3 890,828 0 0 01/00/00 0.40% 0.382% 0.00% 0.000% 04/25/01 1 272,154 0 0 01/00/00 0.13% 0.114% 0.00% 0.000% 01/00/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Asset_Backed Fact Delinq 3+ Months Foreclosure/Bankruptcy Distribution # Balance # Balance Date 07/25/02 3 911,826 1 380,098 01/00/00 0.74% 0.725% 0.25% 0.302% 06/25/02 2 599,906 1 380,478 01/00/00 0.47% 0.458% 0.24% 0.291% 05/28/02 2 600,518 1 380,855 01/00/00 0.45% 0.438% 0.23% 0.278% 04/25/02 1 219,897 1 381,230 01/00/00 0.22% 0.154% 0.22% 0.267% 03/25/02 2 486,147 1 381,603 01/00/00 0.41% 0.319% 0.20% 0.250% 02/25/02 2 486,640 1 381,973 01/00/00 0.39% 0.305% 0.19% 0.239% 01/25/02 2 487,131 1 382,340 01/00/00 0.36% 0.285% 0.18% 0.223% 12/26/01 2 603,523 1 382,706 01/00/00 0.34% 0.325% 0.17% 0.206% 11/26/01 1 383,069 1 383,069 01/00/00 0.16% 0.193% 0.16% 0.193% 10/25/01 1 383,429 1 383,429 01/00/00 0.15% 0.186% 0.15% 0.186% 09/25/01 1 383,788 1 383,788 01/00/00 0.15% 0.183% 0.15% 0.183% 08/27/01 2 655,260 1 384,144 01/00/00 0.29% 0.305% 0.14% 0.179% 07/25/01 2 655,876 2 772,135 01/00/00 0.28% 0.297% 0.28% 0.350% 06/25/01 0 0 2 772,906 01/00/00 0.00% 0.000% 0.28% 0.342% 05/25/01 1 385,198 1 388,426 01/00/00 0.13% 0.165% 0.13% 0.166% 04/25/01 2 650,736 1 388,793 01/00/00 0.26% 0.272% 0.13% 0.163% 01/00/00 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Asset_Backed Fact Distribution REO Modifications Date # Balance # Balance 07/25/02 1 383,042 0 0 01/00/00 0.25% 0.305% 0.00% 0.000% 06/25/02 1 383,442 0 0 01/00/00 0.24% 0.293% 0.00% 0.000% 05/28/02 1 383,840 0 0 01/00/00 0.23% 0.280% 0.00% 0.000% 04/25/02 1 384,236 0 0 01/00/00 0.22% 0.269% 0.00% 0.000% 03/25/02 1 384,629 0 0 01/00/00 0.20% 0.252% 0.00% 0.000% 02/25/02 1 385,019 0 0 01/00/00 0.19% 0.241% 0.00% 0.000% 01/25/02 1 385,407 0 0 01/00/00 0.18% 0.225% 0.00% 0.000% 12/26/01 1 385,793 0 0 01/00/00 0.17% 0.208% 0.00% 0.000% 11/26/01 1 386,176 0 0 01/00/00 0.16% 0.194% 0.00% 0.000% 10/25/01 1 386,557 0 0 01/00/00 0.15% 0.187% 0.00% 0.000% 09/25/01 1 386,935 0 0 01/00/00 0.15% 0.184% 0.00% 0.000% 08/27/01 1 387,312 0 0 01/00/00 0.14% 0.180% 0.00% 0.000% 07/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 06/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 05/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% 04/25/01 0 0 0 0 01/00/00 0.00% 0.000% 0.00% 0.000% Effective with the September 1998 Distribution Foreclosure and REO included in the delinquency aging categories. #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Modified Loan Detail Disclosure Modification Modification Control # Date Description 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 Realized Loss Detail Dist. Disclosure Appraisal Appraisal Date Control # Date Value 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 Current Total 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 Beginning Gross Proceeds Disclosure Scheduled Gross as a % of Control # Balance Proceeds Sched Principal 0 0.00 0 0 0.00 0 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 0 0.00 Current Total 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 Aggregate Net Net Proceeds Disclosure LiquidationLiquidation as a % of Realized Control # Expenses * Proceeds Sched. Balance Loss 0 0.00 0 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 0 0.00 0.00 0.00 0.00 Current Total 0.00 0.00 0.00 0.00 Cumulative 0.00 0.00 0.00 0.00 * Aggregate liquidation expenses also include outstanding P&I servicing fees and unpaid trustee fees, etc.